Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Common Shares, no par value, of Algonquin Power & Utilities Corp. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Starboard Value LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value GP LLC, its general partner
Date:	04/01/2026

Starboard Value and Opportunity Master Fund III LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value A LP, its general partner
Date:	04/01/2026

Starboard Value and Opportunity S LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value LP, its manager
Date:	04/01/2026

Starboard X Master Fund II LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value R LP, its general partner
Date:	04/01/2026

Starboard Value R LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value R GP LLC, its general partner
Date:	04/01/2026

Starboard Value and Opportunity Master Fund L LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value L LP, its general partner
Date:	04/01/2026

Starboard Value L LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value R GP LLC, its general partner
Date:	04/01/2026

Starboard Value R GP LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory
Date:	04/01/2026

Starboard G Fund, L.P.

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value G GP, LLC, its general partner
Date:	04/01/2026

Starboard Value G GP, LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value A LP, its general partner
Date:	04/01/2026

Starboard Value A LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Value A GP LLC, its general partner
Date:	04/01/2026

Starboard Value A GP LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory
Date:	04/01/2026

Starboard Value GP LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Principal Co LP, its member
Date:	04/01/2026

Starboard Principal Co LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory for Starboard Principal Co GP LLC, its general partner
Date:	04/01/2026

Starboard Principal Co GP LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory
Date:	04/01/2026

Smith Jeffrey C

By:	/s/ Lindsey Cara
Lindsey Cara, Attorney-in-Fact for Jeffrey C. Smith
Date:	04/01/2026

Feld Peter A

By:	/s/ Lindsey Cara
Lindsey Cara, Attorney-in-fact for Peter A. Feld
Date:	04/01/2026

Molinelli Gavin

By:	/s/ Lindsey Cara
Lindsey Cara, Attorney-in-fact for Gavin T. Molinelli
Date:	04/01/2026